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Exhibit 4.4

COMMON STOCK	COMMON STOCK

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE	SEE REVERSE FOR CERTAIN DEFINITIONS
CUSIP 36466D 10 2

This Certifies that

is the record holder of

FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $.001 PAR VALUE, OF

GAMETECH INTERNATIONAL, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon the surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

        WITNESS the facsimile seal of the Corporation and the facsimile signature of its duly authorized officers.

Dated:

/s/ ANDREJS K. BUNKSE SECRETARY	[SEAL] GAMETECH INTERNATIONAL, INC.	/s/ CLARENCE H. THIESEN CHIEF EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED
 MELLON INVESTOR SERVICES LLC
TRANSFER AGENT AND REGISTRAR

AUTHORIZED SIGNATURE

GAMETECH INTERNATIONAL, INC.

The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM-	as tenants in common
TEN ENT-	as tenants by the entireties
JT TEN-	as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT- _______________Custodian _______________
                                                 (Cust)                                       (Minor)

under Uniform Gifts to Minors

Act _______________________________________________
                                                 (State)

UNIF TRF MIN ACT- ________________________Custodian (until age ____________)
                                                 (Cust)

_______________________under Uniform Transfers
                  (Minor)

to Minors Act_______________________________________
                                                 (State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, _________________________________ hereby sell, assign and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE / /

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

Shares

of the Common Stock represented by the within Certificate, and do(es) hereby irrevocably constitute and appoint

Attorney

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated	X

X
NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(s) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.
SIGNATURE(S) GUARANTEED:

By

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION, (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

THIS CERTIFICATE ALSO EVIDENCES AND ENTITLES THE HOLDER HEREOF TO CERTAIN RIGHTS AS SET FORTH IN A RIGHTS AGREEMENT BETWEEN GAMETECH INTERNATIONAL, INC. AND MELLON INVESTOR SERVICES LLC, AS RIGHTS AGENT, DATED AS OF MARCH 7, 2003, AS IT MAY BE AMENDED FROM TIME TO TIME (THE "AGREEMENT"), THE TERMS OF WHICH ARE HEREBY INCORPORATED HEREIN BY REFERENCE AND A COPY OF WHICH IS ON FILE AT THE PRINCIPAL EXECUTIVE OFFICES OF GAMETECH INTERNATIONAL, INC. UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE AGREEMENT, SUCH RIGHTS (AS DEFINED IN THE AGREEMENT) WILL BE EVIDENCED BY SEPARATE CERTIFICATES AND WILL NO LONGER BE EVIDENCED BY THIS CERTIFICATE. GAMETECH INTERNATIONAL, INC. WILL MAIL TO THE HOLDER OF THIS CERTIFICATE A COPY OF THE AGREEMENT WITHOUT CHARGE AFTER RECEIPT OF A WRITTEN REQUEST THEREFOR. UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE AGREEMENT, RIGHTS OWNED BY OR TRANSFERRED TO ANY PERSON (AS DEFINED IN THE AGREEMENT) WHO IS OR

BECOMES AN ACQUIRING PERSON (AS DEFINED IN THE AGREEMENT) AND CERTAIN TRANSFEREES THEREOF BECOME NULL AND VOID AND WILL NO LONGER BE TRANSFERABLE.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, OR DESTROYED THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

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  Exhibit 4.4